UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2010

SUNRISE SENIOR LIVING, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-16499 (Commission File Number)	54-1746596 (I.R.S. Employer Identification No.)

7900 Westpark Drive

McLean, Virginia 22102

(Address of principal executive offices) (Zip Code)

(703) 273-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 27, 2010, Sunrise Senior Living, Inc. (the “Corporation”) entered into a Second Amendment, effective as of 5:00 p.m., New York City time, on January 27, 2010 (the “Amendment”), to its existing Rights Agreement, dated as of April 24, 2006, as amended as of November 19, 2008 (as amended, the “Rights Agreement”), between the Corporation and American Stock Transfer & Trust Company, as rights agent.

The Amendment amends the definition of “Acquiring Person” to exclude FMR LLC, together with its Affiliates and Associates (as defined in the Rights Agreement) (collectively, “FMR”), provided that (and only so long as each of the following is satisfied): (i) FMR is the beneficial owner of the Corporation’s outstanding common stock constituting in the aggregate 14.9% or less of the Corporation’s outstanding common stock, inclusive of the shares of common stock currently beneficially owned by FMR, (ii) FMR acquired, and continues to beneficially own such shares of common stock in the ordinary course of business with no purpose or effect of changing or influencing the control, management or policies of the Corporation or its subsidiaries, and not in connection with or as a participant in any transaction having such purpose or effect, and (iii) FMR is not required to report its beneficial ownership on Schedule 13D under the Exchange Act, and, if FMR is the beneficial owner of shares of common stock of 10% or more of the shares of common stock then outstanding, is eligible to file a Schedule 13G to report its beneficial ownership of such shares of common stock.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The description of the Amendment to the Rights Agreement set forth above under Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits.

4.1

Second Amendment, dated as of January 27, 2010, to the Rights Agreement, dated as of April 24, 2006, as amended as of November 19, 2008, between the Corporation and American Stock Transfer & Trust Company, as rights agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNRISE SENIOR LIVING, INC.

Date: January 27, 2010	By:	/s/ D. Gregory Neeb
D. Gregory Neeb Chief Investment Officer

Exhibit Index

4.1

Second Amendment, dated as of January 27, 2010, to the Rights Agreement, dated as of April 24, 2006, as amended as of November 19, 2008, between the Corporation and American Stock Transfer & Trust Company, as rights agent.